                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES AND EXCHANGE COMMISSION


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)

                     CHASE MANHATTAN AUTO OWNER TRUST 2001-A
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                             (Issuer of Securities)

    United States                     333-36939                 22-2382028
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)


          White Clay Center Drive, Building 200, Newark, Delaware     19711
      --------------------------------------------------------     ------------
               (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A (c) (1) please check the following:
_____


If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A (c) (2) please check the following:
__X__

Securities to be registered to Section 12(b) of the Act:

         Title of each Class             Name of each Exchange on which
         to be registered                each Class is to be registered

____________________________________     ______________________________________

____________________________________     ______________________________________

Securities to be registered pursuant to Section 12 (g) of the Act:

                  Class A-1 Asset Backed Notes
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                           (Title of Class)


                  Class A-2 Asset Backed Notes
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                           (Title of Class)


                  Class A-3 Asset Backed Notes
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                           (Title of Class)


                  Class A-4 Asset Backed Notes
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                           (Title of Class)


                  Asset Backed Certificates
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                           (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered:

         The Registrant has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (file no. 333-36939) with respect to the securities being registered hereunder, and has filed with the Commission pursuant to Rule 424 (b) under the Securities Act of 1933, as amended, the final form of the prospectus relating to the initial offering of such securities, which includes a description of such securities. Such prospectus is hereby incorporated by reference herein.

Item 2.  Exhibits

1.       Form of Pooling and Servicing Agreement.*




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* Incorporated by reference to the Registrant's Registration Statement

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 27, 2002

                                    Chase Manhattan Bank USA, National
                                    Association, as Servicer


                                    By:  /s/ Patricia Garvey
                                    -----------------------------------
                                    Name:    Patricia Garvey
                                    Title:   Vice President